Exhibit 7.1

This Power of Attorney is applicable only to registration statements, amendments to registration statements, applications for registration, applications for exemptive relief and similar or related documents pertaining to any series of any unit investment trust sponsored by Advisors Asset Management, Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof.

Power of Attorney

Know All Men By These Presents, that the undersigned, directors of Advisors Asset Management, Inc., a Delaware corporation, hereby constitute and appoint John Webber, Richard Stewart and Alex R. Meitzner, and each of them, provided that such person is employed by Advisors Asset Management, Inc., (with full power to each of them to act alone) his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and affix his/her seal thereto and file one or more Registration Statements on Form S-6 under the Securities Act of 1933 or on Forms N-8A or N-8B-2 under the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed and any and all applications for exemptive relief with respect to any series of any unit investment trust sponsored Advisors Asset Management, Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof and which may be created after the date hereof with any regulatory authority, federal or state, relating to the registration thereof, the issuance of units of fractional undivided interests in such unit investment trusts or any application for exemptive relief relating thereto, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Signed this 1st day of November 2024

/s/ Scott I. Colyer
Scott I. Colyer
/s/ Lisa A. Colyer
Lisa A. Colyer

Christopher T. Genovese

Bart P. Daniel

Clifford D. Corso

Matt Lloyd

Jeff Opie

This Power of Attorney is applicable only to registration statements, amendments to registration statements, applications for registration, applications for exemptive relief and similar or related documents pertaining to any series of any unit investment trust sponsored by Advisors Asset Management, Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof.

Power of Attorney

Know All Men By These Presents, that the undersigned, directors of Advisors Asset Management, Inc., a Delaware corporation, hereby constitute and appoint John Webber, Richard Stewart and Alex R. Meitzner, and each of them, provided that such person is employed by Advisors Asset Management, Inc., (with full power to each of them to act alone) his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and affix his/her seal thereto and file one or more Registration Statements on Form S-6 under the Securities Act of 1933 or on Forms N-8A or N-8B-2 under the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed and any and all applications for exemptive relief with respect to any series of any unit investment trust sponsored Advisors Asset Management, Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof and which may be created after the date hereof with any regulatory authority, federal or state, relating to the registration thereof, the issuance of units of fractional undivided interests in such unit investment trusts or any application for exemptive relief relating thereto, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Signed this 1st day of November 2024

Scott I. Colyer

Lisa A. Colyer
/s/ Christopher T. Genovese
Christopher T. Genovese

Bart P. Daniel

Clifford D. Corso

Matt Lloyd

Jeff Opie

This Power of Attorney is applicable only to registration statements, amendments to registration statements, applications for registration, applications for exemptive relief and similar or related documents pertaining to any series of any unit investment trust sponsored by Advisors Asset Management, Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof.

Power of Attorney

Know All Men By These Presents, that the undersigned, directors of Advisors Asset Management, Inc., a Delaware corporation, hereby constitute and appoint John Webber, Richard Stewart and Alex R. Meitzner, and each of them, provided that such person is employed by Advisors Asset Management, Inc., (with full power to each of them to act alone) his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and affix his/her seal thereto and file one or more Registration Statements on Form S-6 under the Securities Act of 1933 or on Forms N-8A or N-8B-2 under the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed and any and all applications for exemptive relief with respect to any series of any unit investment trust sponsored Advisors Asset Management, Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof and which may be created after the date hereof with any regulatory authority, federal or state, relating to the registration thereof, the issuance of units of fractional undivided interests in such unit investment trusts or any application for exemptive relief relating thereto, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Signed this 1st day of November 2024

Scott I. Colyer

Lisa A. Colyer

Christopher T. Genovese
/s/ Bart P. Daniel
Bart P. Daniel

Clifford D. Corso

Matt Lloyd

Jeff Opie

This Power of Attorney is applicable only to registration statements, amendments to registration statements, applications for registration, applications for exemptive relief and similar or related documents pertaining to any series of any unit investment trust sponsored by Advisors Asset Management, Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof.

Power of Attorney

Know All Men By These Presents, that the undersigned, directors of Advisors Asset Management, Inc., a Delaware corporation, hereby constitute and appoint John Webber, Richard Stewart and Alex R. Meitzner, and each of them, provided that such person is employed by Advisors Asset Management, Inc., (with full power to each of them to act alone) his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and affix his/her seal thereto and file one or more Registration Statements on Form S-6 under the Securities Act of 1933 or on Forms N-8A or N-8B-2 under the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed and any and all applications for exemptive relief with respect to any series of any unit investment trust sponsored Advisors Asset Management, Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof and which may be created after the date hereof with any regulatory authority, federal or state, relating to the registration thereof, the issuance of units of fractional undivided interests in such unit investment trusts or any application for exemptive relief relating thereto, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Signed this 1st day of November 2024

Scott I. Colyer

Lisa A. Colyer

Christopher T. Genovese

Bart P. Daniel
/s/ Clifford D. Corso
Clifford D. Corso

Matt Lloyd

Jeff Opie

This Power of Attorney is applicable only to registration statements, amendments to registration statements, applications for registration, applications for exemptive relief and similar or related documents pertaining to any series of any unit investment trust sponsored by Advisors Asset Management, Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof.

Power of Attorney

Know All Men By These Presents, that the undersigned, directors of Advisors Asset Management, Inc., a Delaware corporation, hereby constitute and appoint John Webber, Richard Stewart and Alex R. Meitzner, and each of them, provided that such person is employed by Advisors Asset Management, Inc., (with full power to each of them to act alone) his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and affix his/her seal thereto and file one or more Registration Statements on Form S-6 under the Securities Act of 1933 or on Forms N-8A or N-8B-2 under the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed and any and all applications for exemptive relief with respect to any series of any unit investment trust sponsored Advisors Asset Management, Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof and which may be created after the date hereof with any regulatory authority, federal or state, relating to the registration thereof, the issuance of units of fractional undivided interests in such unit investment trusts or any application for exemptive relief relating thereto, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Signed this 1st day of November 2024

Scott I. Colyer

Lisa A. Colyer

Christopher T. Genovese

Bart P. Daniel

Clifford D. Corso
/s/ Matt Lloyd
Matt Lloyd

Jeff Opie

This Power of Attorney is applicable only to registration statements, amendments to registration statements, applications for registration, applications for exemptive relief and similar or related documents pertaining to any series of any unit investment trust sponsored by Advisors Asset Management, Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof.

Power of Attorney

Know All Men By These Presents, that the undersigned, directors of Advisors Asset Management, Inc., a Delaware corporation, hereby constitute and appoint John Webber, Richard Stewart and Alex R. Meitzner, and each of them, provided that such person is employed by Advisors Asset Management, Inc., (with full power to each of them to act alone) his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and affix his/her seal thereto and file one or more Registration Statements on Form S-6 under the Securities Act of 1933 or on Forms N-8A or N-8B-2 under the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed and any and all applications for exemptive relief with respect to any series of any unit investment trust sponsored Advisors Asset Management, Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof and which may be created after the date hereof with any regulatory authority, federal or state, relating to the registration thereof, the issuance of units of fractional undivided interests in such unit investment trusts or any application for exemptive relief relating thereto, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Signed this 1st day of November 2024

Scott I. Colyer

Lisa A. Colyer

Christopher T. Genovese

Bart P. Daniel

Clifford D. Corso

Matt Lloyd
/s/ Jeff Opie
Jeff Opie